ASSIGNMENT

         THIS ASSIGNMENT, made as of January 1, 2002, by and between CNL APF PARTNERS, LP, a Delaware limited partnership ("Assignor") and CNL RESTAURANTS XVIII, INC., a Florida corporation ("Assignee").

                                   WITNESSETH:

         WHEREAS,   the  CNL  Investment   Company  entered  into  that  certain
Management Agreement dated April 15, 1993 with CNL Income Fund XIII, Ltd. ("Agreement"); and

         WHEREAS, CNL Investment Company assigned its rights, duties and obligations under the Agreement to CNL Income Fund Advisors, Inc. by Assignment dated January 1, 1995; and

         WHEREAS, CNL Income Fund Advisors, Inc. assigned its rights, duties and obligations under the Agreement to CNL Fund Advisors, Inc. by Assignment dated October 1, 1995; and

         WHEREAS, CNL Fund Advisors, Inc. assigned its rights, duties and obligations under the Agreement to CNL APF Partners, LP by Assignment dated July 1, 2000; and

         WHEREAS, the Assignor desires to assign its rights, duties and obligations under the Agreement to Assignee, and Assignee desires to accept such assignment and assume Assignor's duties and obligations under the Agreement, as assigned.

         NOW, THEREFORE, the parties agree as follows:

         1. Assignment. Assignor hereby assigns and transfers to Assignee, all of Assignor's rights, title and interest in, to, and under the Agreement as assigned. Any funds or property of CNL Income Fund XIII, Ltd. in Assignor's possession shall be, or have been, delivered to Assignee upon the full execution of this Assignment.

         2. Acceptance and Assumption. Assignee hereby accepts the foregoing assignment and further hereby assumes and agrees to perform, from and after January 1, 2002, all duties, obligations and responsibilities of the property manager arising under the Agreement.

         3. Representations.

            (a)    Assignor hereby represents and warrants to Assignee:

                   (i)   that the Agreement is in full force and effect;

                   (ii)  that  Assignor  has fully  performed  all of its duties
                         under   the   Agreement   through   the  date  of  this
                         Assignment;

                   (iii) that  Assignor has no notice or knowledge of any claim, cost, or liability (other than as specifically contemplated under the Agreement, all of which have been satisfied or discharged) which arose under the Agreement or which may arise after the date hereof; and

                   (iv)  that this  Assignment  has been duly  authorized by all
                         requisite   corporate  action  and  has  been  properly
                         executed by a duly authorized officer of Assignor.

            (b) CNL Income Fund XIII, Ltd. hereby represents and warrants to Assignee that the Agreement is in full force and effect, and that no defaults or violations of such Agreement exist as of the date of this Assignment.

         IN WITNESS WHEREOF, this Assignment is executed the date above first written.

                            ASSIGNOR:

                            CNL APF PARTNERS, LP, a Delaware limited partnership

                            BY: CNL APF GP Corp., a Delaware corporation, as its
                                general partner

                                By: /s/ Michael I. Wood
                                    -----------------------------------------
                                    Michael I. Wood, Chief Operating Officer and
                                    Executive Vice President

                            ASSIGNEE:

                            CNL RESTAURANTS XVIII, INC., a Florida corporation


                            By:     /s/ Barry L. Goff
                                    -----------------------------------------
                                    Barry L. Goff, President











                               CONSENT AND JOINDER

         CNL Income Fund XIII, Ltd. hereby consents to the foregoing Assignment and joins in such agreement for the purpose of making the representations set forth in subparagraph 3(b) thereof.

                            CNL Income Fund XIII, Ltd., a Florida limited partnership



                            BY:     /s/ Robert A. Bourne
                                    -----------------------------------------
                                    Robert A. Bourne, General Partner